UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously reported, on December 4, 2011, ITC Holdings Corp. (“ITC”), ITC Midsouth LLC (“Merger Sub”), Entergy Corporation (“Entergy”) and Mid South TransCo LLC (“TransCo”), entered into a Merger Agreement pursuant to which Merger Sub will merge with and into TransCo, with TransCo surviving as a wholly owned subsidiary of ITC.

Item 9.01. Financial Statements and Exhibits.

This Item 9.01 is being provided in connection with the proposed merger between ITC and Entergy pursuant to the Merger Agreement, dated as of December 4, 2011, a description of which is provided in the Prospectus of ITC filed pursuant to Rule 424(b) under the Securities Act of 1933 on February 27, 2013.

(a)         Financial Statements of Businesses Acquired.

The unaudited condensed combined balance sheets of the Transmission Business of Entergy and Subsidiaries as of March 31, 2013 and December 31, 2012 and the related unaudited condensed combined statements of income, comprehensive income, cash flows, and equity and the notes thereto for each of the three months ended March 31, 2013 and 2012, are attached hereto as Exhibit 99.1.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements of ITC’s and Entergy’s Transmission Business are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)         Exhibits.

The following exhibits are filed herewith.

99.1	Unaudited condensed combined financial statements and related notes thereto as of and for the three months ended March 31, 2013 of the Transmission Business of Entergy and Subsidiaries.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

•  •  •  •  •  •

Additional Information and Where to Find It

ITC filed a registration statement on Form S-4 (Registration No. 333-184073) with the SEC registering the offer and sale of shares of ITC common stock to be issued to Entergy shareholders in connection with the proposed transactions. This registration statement was declared effective by the SEC on February 25, 2013. ITC shareholders are urged to read the prospectus included in the ITC registration statement and any other relevant documents because they contain important information about TransCo and the proposed transactions.  In addition, TransCo will file a registration statement with the SEC registering the offer and sale of TransCo common units to be issued to Entergy shareholders in connection with the proposed transactions. Entergy shareholders are urged to read the prospectus included in the ITC registration statement and the prospectus to be included in the TransCo registration statement (when available) and any other relevant documents, because they contain important information about ITC, TransCo and the proposed transactions. The registration statements, prospectuses and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000, New Orleans, LA 70161 or by calling Entergy’s Investor Relations information line at 1-888-ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2013

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited condensed combined financial statements and related notes thereto as of and for the three months ended March 31, 2013 of the Transmission Business of Entergy Corporation and Subsidiaries.
99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.